CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Lewis E. Daidone, Chief Administrative Officer of Salomon Brothers Series Funds Inc - Salomon Brothers All Cap Value Fund (the "Registrant"), each certify to the best of his or her knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                 Chief Administrative Officer
Salomon Brothers Series Funds Inc       Salomon Brothers Series Funds Inc
Salomon Brothers All Cap Value Fund     Salomon Brothers All Cap Value Fund


/s/ R. Jay Gerken                       /s/ Lewis E. Daidone
-------------------------------------   ----------------------------------------
R. Jay Gerken                           Lewis E. Daidone
Date: August 29, 2003                   Date: August 29, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Lewis E. Daidone, Chief Administrative Officer of Salomon Brothers Series Funds Inc - Salomon Brothers Balanced Fund (the "Registrant"), each certify to the best of his or her knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                 Chief Administrative Officer
Salomon Brothers Series Funds Inc       Salomon Brothers Series Funds Inc
Salomon Brothers Balanced Fund          Salomon Brothers Balanced Fund


/s/ R. Jay Gerken                       /s/ Lewis E. Daidone
-------------------------------------   ----------------------------------------
R. Jay Gerken                           Lewis E. Daidone
Date: August 29, 2003                   Date: August 29, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Lewis E. Daidone, Chief Administrative Officer of Salomon Brothers Series Funds Inc - Salomon Brothers International Equity Fund (the "Registrant"), each certify to the best of his or her knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                 Chief Administrative Officer
Salomon Brothers Series Funds Inc       Salomon Brothers Series Funds Inc
Salomon Brothers International Equity   Salomon Brothers International Equity
Fund                                    Fund


/s/ R. Jay Gerken                       /s/ Lewis E. Daidone
-------------------------------------   ----------------------------------------
R. Jay Gerken                           Lewis E. Daidone
Date: August 29, 2003                   Date: August 29, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Lewis E. Daidone, Chief Administrative Officer of Salomon Brothers Series Funds Inc - Salomon Brothers Large Cap Growth Fund (the "Registrant"), each certify to the best of his or her knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                  Chief Administrative Officer
Salomon Brothers Series Funds Inc        Salomon Brothers Series Funds Inc
Salomon Brothers Large Cap Growth Fund   Salomon Brothers Large Cap Growth Fund


/s/ R. Jay Gerken                        /s/ Lewis E. Daidone
--------------------------------------   ---------------------------------------
R. Jay Gerken                            Lewis E. Daidone
Date: August 29, 2003                    Date: August 29, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Lewis E. Daidone, Chief Administrative Officer of Salomon Brothers Series Funds Inc - Salomon Brothers Small Cap Growth Fund (the "Registrant"), each certify to the best of his or her knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                  Chief Administrative Officer
Salomon Brothers Series Funds Inc        Salomon Brothers Series Funds Inc
Salomon Brothers Small Cap Growth Fund   Salomon Brothers Small Cap Growth Fund


/s/ R. Jay Gerken                        /s/ Lewis E. Daidone
--------------------------------------   ---------------------------------------
R. Jay Gerken                            Lewis E. Daidone
Date: August 29, 2003                    Date: August 29, 2003

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. (S) 1350 and is not being filed as part of the Form N-CSR with the Commission.